UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

June 1, 2020

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western Road, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 1.01	Entry into a Material Definitive Agreement
Item 5.02(e) Item 7.01	Compensatory Arrangements of Certain Officers Regulation FD Disclosure

Effective June 1, 2020, the named executives officers (“NEO’S”) of Orbital Energy Group, Inc. (f/k/a: CUI Global Inc.) identified below were issued Stock Appreciation Rights (“SARS”) in lieu of certain cash bonuses. The SARS distributions are as follows:

Executive	SARS	Effective Date	Vesting Period	Exercise Price
William Clough	450,000	June 1, 2020	24-months	$1.00
James O’Neil	187,500	June 1, 2020	24-months	$1.00
Daniel Ford	350,000	June 1, 2020	24-months	$1.00

The number of SARS granted to each of the NEO’S equates to the corresponding dollar amount of a portion of the cash bonus otherwise due our NEO’S pursuant to their employment agreements.  The SARS are subject to acceleration upon a change in control or termination of the executive’s employment with us in certain circumstances.

The $1.00 SAR exercise price represents approximately a 40% premium over the market price of our common stock as reported on NASDAQ as of May 29, 2019. The issuance of the SARS conserves approximately $1,000,000 of our current cash reserves.  Upon exercise, we are obligated to pay the executive an amount equal to the difference between the average closing price of our common stock, as reported on NASDAQ for the five (5) trading days preceding the exercise date, less the SAR exercise price of $1.00.  Reference is made to the form of the Employee Stock Appreciation Rights Agreement – Cash Settled, attached to this Form 8-K, the terms of which are incorporated herein by reference.

Section 9 - Financial Statement and Exhibits

Item 9.01 Financial Statement and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Form of Employee Stock Appreciation Rights Agreement – Cash Settled

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of June 2020.

Orbital Energy Group, Inc.
(Registrant)
By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer